HA

                                                         CUSIP 437858 10 3
INCORPORATED UNDER THE LAWS                               SEE REVERSE FOR
OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS


THIS CERTIFIES THAT





is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF
                              $.001 PER SHARE OF

-------------------------HOMETOWN AUTO RETAILERS, INC.-------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

      JOHN RUDY                [SEAL]                  JOSEPH SHAKER
      SECRETARY                                          PRESIDENT



COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              (JERSEY CITY, NJ)                TRANSFER AGENT
                                                AND REGISTRAR
BY
                                           AUTHORIZED OFFICER



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                         HOMETOWN AUTO RETAILERS, INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT-______ Custodian_______
TEN ENT-as tenants by the entireties                     (Cust)          (Minor)
JT TEN-as joint tenants with right of              under Uniform Gifts to Minors
       survivorship and not as tenants             Act__________________________
       in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

        -----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.